Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Exchange Traded Concepts Trust, with respect to the registrant’s Form N-CSRS for the period ended May 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 8, 2012

/s/ J. Garrett Stevens

J. Garrett Stevens, President

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer of Exchange Traded Concepts Trust, with respect to the registrant’s Form N-CSRS for the period ended May 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: August 8, 2012

/s/ Richard Hogan

Richard Hogan, Treasurer